UNITED STATES BANKRUPTCY COURT

                         FOR THE DISTRICT OF NEW JERSEY

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In re:

GREATE BAY HOTEL AND CASINO, INC.,               Case No. 98-10001 (JW), et seq.
a New Jersey Corporation, GB HOLDINGS,           (Jointly Administered)  -- ---
INC., a Delaware Corporation, and
GB PROPERTY FUNDING CORP., a Delaware
Corporation,                                     Chapter 11
                           Debtors.

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                  ORDER CONFIRMING MODIFIED FIFTH AMENDED JOINT

                 PLAN OF REORGANIZATION UNDER CHAPTER 11 OF THE

                    BANKRUPTCY CODE PROPOSED BY THE OFFICIAL

                 COMMITTEE OF UNSECURED CREDITORS AND HIGH RIVER

                  The Official Committee of Unsecured Creditors appointed in the above-captioned cases (the "Committee")(1) together with Cyprus LLC ("Cyprus") and Larch LLC ("Larch" and, collectively with Cyprus, "High River" and, collectively with the Committee, the "Proponents") having filed with the Court a Fifth Amended Joint Plan of Reorganization dated April 7, 2000 (the "Committee/High River Plan") for Greate Bay Hotel and Casino, Inc. ("GBHC"), GB Holdings, Inc. ("Holdings"), and GB Property Funding Corp. ("Funding" and, collectively with GBHC and Holdings, the "Debtors"), each a debtor and debtor in possession under Title 11, United States Code (the "Bankruptcy Code"), and a Fifth Amended Supplement to the Master Disclosure Statement dated April 7, 2000 (the "Committee/High River Disclosure Supplement"); and the Second Amended Master Disclosure Statement prepared by the Debtors (the "Master Disclosure Statement") and the Committee/High River Disclosure Supplement having been

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(1) Unless otherwise  defined herein,  all capitalized terms shall have the meanings set forth in the Committee/High River Plan.

approved by Order of the Court dated April 20, 2000; and the Committee/High River Disclosure Supplement, Master Disclosure Statement, and a copy of the Fifth Amended Plan having been transmitted to holders of Claims against and Equity Interests in the Debtors; and the Proponents having filed the Modified Fifth Amended Joint Plan of Reorganization for the Debtors dated June 15, 2000 (the "Committee/High River Plan") (a copy of which is annexed hereto as Exhibit
1); and the Proponents having filed the Plan Supplement on or about June 16, 2000 and the Addenda to the Plan Supplement dated June 16, 2000 (as so added to, the "Plan Supplement"); and June 20, 2000 at 10:00 a.m. having been fixed by order of the Court dated April 20, 2000 (the "Procedures Order") as the date and time of the commencement of the hearing (the "Confirmation Hearing") to consider, inter alia, confirmation of the Committee/High River Plan pursuant to
Section 1129 of the Bankruptcy Code and Rule 3020 of the Federal Rules of Bankruptcy Procedure ("Bankruptcy Rules"); and due notice of the Confirmation Hearing having been given in accordance with the Procedures Order and applicable law; and the solicitation of acceptances or rejections of the Committee/High River Plan having been made in a manner required under the Procedures Order and applicable law; and upon the Affidavit of Kathleen M. Logan of Logan & Company, Inc. (the "Balloting Agent") dated June 16, 2000 and filed on or about June 20, 2000 with respect to the tabulation of ballots (the "Ballots") cast in respect of, inter alia, the Committee/High River Plan; and the Ballots having been filed with the Balloting Agent; and objections or responses (collectively, the "Objections") to the Committee/High River Plan having been filed by Merrill Lynch Asset Management, Park Place Entertainment Corporation, Greate Bay Holdings, LLC, Greate Bay Casino Corporation, the Office of the United States Trustee for this District, and the State of New Jersey, Division of Taxation; and modifications to the Committee/High River Plan and the Plan Supplement having been made on the record of the Confirmation Hearing and such

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modifications having been incorporated into the  Committee/High  River  Plan;
and after hearing arguments of counsel and considering the evidence admitted at the Confirmation Hearing; and upon the record of the Confirmation Hearing; and after due deliberation and good and sufficient cause appearing therefor;

                  IT IS HEREBY FOUND AND DETERMINED that:
        (A) The Court has jurisdiction to confirm the Committee/High River Plan pursuant to 28 U.S.C. ss. 1334(a); confirmation of the Committee/High River Plan is a core proceeding pursuant to 28 U.S.C. ss. 157(b)(2)(L); venue in this District for proceedings to confirm the Committee/High River Plan is proper pursuant to 28 U.S.C. ss. 1409(a).

        (B) The requirements for confirmation of the Committee/High River Plan set forth in Sections 1129(a), (b), and (c) of the Bankruptcy Code have been satisfied, as set forth in the Court's Opinion on Confirmation dated and filed on July 28, 2000, which is incorporated by reference herein, as follows:

      (i) the Committee/High River Plan, with the exception of the exculpation provision of Section 12.2 thereof, which is hereby severed from the Committee/High River Plan and stricken, complies with the applicable provisions of the Bankruptcy Code;

      (ii) the Proponents have complied with the applicable provisions of the Bankruptcy Code;

      (iii) the Committee/High River Plan has been proposed in good faith and not by any means forbidden by law;

      (iv) the Proponents have disclosed to the Court any payment made or to be made for services or for costs and expenses in connection with these cases or the

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                  Committee/High  River Plan, and any such payments have been approved by, or are subject to the approval of, the Court as reasonable;

      (v) the Proponents have disclosed the identity, affiliations, and compensation of individuals proposed to serve as officers and directors of the Debtor after confirmation of the Committee/High River Plan, and the continuance in or taking of such offices by such individuals is consistent with the interest of creditors and equity security holders and public policy;

      (vi) no governmental regulatory commission has jurisdiction over rates charged by the Debtors;

      (vii) for purposes of the Committee/High River Plan, each holder of an allowed Claim will receive or retain under the Committee/High River Plan on account of such Claim property of a value, as of the Effective Date, that is not less than the amount that such holder would receive or retain if the Debtors were liquidated under Chapter 7 of the Bankruptcy Code on such date;

      (viii) with respect to Claims and Equity Interests that have rejected the Committee/High River Plan, the Committee/High River Plan can be confirmed notwithstanding such rejection under Section 1129(b) of the Bankruptcy Code;

      (ix)        the treatment of  Administrative  Expense and Priority  Claims
                  under  the   Committee/High   River  Plan  complies  with  the
                  provisions of Section 1129(a)(9) of the Bankruptcy Code;

      (x) with respect to those impaired classes of Claims under the Committee/High River Plan, at least one impaired class of Claims has accepted the Committee/High River Plan, determined without including any acceptance of the Committee/High River Plan by any insider;

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


      (xi) confirmation of the Committee/High River Plan is not likely to be followed by the liquidation, or the need for further financial reorganization, of the Debtors;

      (xii) all fees payable under Section 1930 of Title 28 of the United States Code have been paid, or the Committee/High River Plan provides for the payment of all such fees on the Effective Date or as soon as practicable thereafter;

      (xiii) the Debtors do not maintain and are not liable for retiree benefits, as that term is defined in Section 1114 of the Bankruptcy Code;

      (xiv) the Committee/High River Plan does not discriminate unfairly and is fair and equitable with respect to each impaired class of Claims or Equity Interests that has not accepted the Committee/High River Plan; and

      (xv)        pursuant  to  the   provisions  of  Section   1129(c)  of  the
                  Bankruptcy   Code,   following   due   consideration   of  the
                  preferences of creditors and equity security holders, the Committee/High River Plan should be confirmed;

                  (C) The modifications to the Fifth Amended Plan (i) contained in the Committee/High River Plan and (ii) set forth on the record of the Confirmation Hearing (collectively, the "Modifications") do not adversely change the treatment of any Claim or Equity Interest of a party who has not accepted in writing the Modifications; the Modifications satisfy the requirements of Section 1127 of the Bankruptcy Code; and, pursuant to Bankruptcy Rule 3019, the Modifications are deemed to have been accepted by all Creditors who previously accepted the Fifth Amended Plan;

                  (D) The Debtors' determination to reject certain leases and executory contracts as set forth in Section 9.01(a) of the Committee/High River Plan represents the exercise of sound business judgment and is the best interests of the Debtors' estates and creditors, and the

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

requirements of Section 365(a) of the Bankruptcy Code have been satisfied with respect to such rejections;


                  (E)  The  Debtors,   the  Proponents,   and  their  respective
officers, directors, members, employees, advisors, consultants, attorneys, affiliates, and agents have acted in good faith and in compliance with the applicable provisions of the Bankruptcy Code, including but not limited to Sections 1125(e) and 1129(a)(3) of the Bankruptcy Code; and

                  (F) The Debtors have received the consent of any governmental unit whose consent is required for confirmation.

                  IT IS HEREBY ORDERED that:
        1. The Objections to the extent not previously withdrawn or overruled are overruled.

        2. The Committee/High River Plan as annexed hereto, as modified on the record of the Confirmation Hearing, and with the exculpation provision of
Section  12.02  severed  therefrom  and  stricken,  and  the  provision  for the treatment of priority tax claims set forth in Section 2.02(a) of the Committee/High River Plan modified so that cash payments provided for therein shall be made no later than ten (10) days after the Effective Date, is confirmed.

        3. The rejection of those executory contracts and unexpired leases to be rejected pursuant to Section 9.01 of the Committee/High River Plan is hereby approved. Any and all Proofs of Claim arising out of such rejection must be Filed within thirty (30) days after the Effective Date. Any Holder of a Claim arising out of such rejection of an executory contract or unexpired lease who fails to File a Proof of Claim within such time shall be forever barred, estopped, and enjoined from asserting such Claim against the Debtors, the Reorganized Debtors, or their Estates. Unless otherwise ordered by this Court, all Claims arising from the rejection of executory contracts and unexpired leases shall be treated as General Unsecured Claims under the

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

Committee/High River Plan. Nothing contained in this Order shall extend the time for Filing a Proof of Claim for rejection of any executory contract or unexpired lease that was rejected by Order of the Court entered prior to the Confirmation Date.

        4. As soon as reasonably practicable after the Effective Date, pursuant to Section 6.07 of the Committee/High River Plan, Cyprus and Larch shall assign to Reorganized GBHC all of their right, title, and interest in that certain High River Sands Agreement dated June 8, 2000 between and among Cyprus, Larch, and LVSI regarding the Sands Trademark. Upon the assignment of the High River Sands Agreement, neither Cyprus nor Larch shall have any further obligations under the High River Sands Agreement.

        5. As of the Effective Date, the issuance of the New Common Stock, the new common stock of Reorganized Funding and Reorganized GBHC, the adoption and approval of the New Holdings Certificate, the New Holdings By-Laws, as amended, the Amended GBHC Certificate, as restated, the New GBHC By-Laws, as amended, the New Funding Certificate, the New Funding By-Laws, as amended, the election or appointment of directors and officers pursuant to the Committee/High River Plan, and the other matters as provided for in the Committee/High River Plan involving the corporate structure of the Reorganized Debtors or otherwise shall be deemed to have occurred and shall be in effect from and after the Effective Date pursuant to Section 303 of the Delaware General Corporation Law, Section 14A:14-24 of New Jersey Business Corporation Act, and other applicable laws, without any requirement of further action by the stockholders or directors of the Debtors or the Reorganized Debtors and as if unanimously approved by such stockholders or directors, and the respective officers of the Debtors and/or the Reorganized Debtors are hereby authorized to execute the foregoing documents, as amended, and to cause such documents to be filed, if appropriate, in the respective jurisdictions of the Debtors or the Reorganized Debtors.

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

        6. As of the Effective Date, any and all transactions contemplated by the Committee/High River Plan between and among Carl C. Icahn or any entities affiliated with him (collectively "Icahn") and the Reorganized Debtors, including, without limitation, any purchase, issuance, or distribution of securities of the Reorganized Debtors to Icahn pursuant to the High River Stock Purchase Agreement or otherwise, are deemed unanimously approved by the boards of directors of the Reorganized Debtors in accordance with Section 303 of Delaware General Corporation Law and other applicable law prior to the occurrence of such transactions, all in accordance with Section 203(a) of the Delaware General Corporation Law and the respective officers of the Debtors and/or the Reorganized Debtors are hereby authorized to execute the High River Stock Purchase Agreement.


        7. As of the Effective Date, the Proponents, the Debtors, and the Reorganized Debtors are authorized to execute, deliver, file, or record such contracts, instruments, releases, and other agreements or documents (including the New Holdings Certificate, the New Holdings By-Laws, as amended (a copy of which is annexed as Exhibit 2), the New GBHC By-Laws, as amended (a copy of which is annexed as Exhibit 3), the New Funding Certificate, the New Funding By-Laws, as amended (a copy of which is annexed as Exhibit 4), the Notes Indenture, as amended (a copy of which is annexed as Exhibit 5), and the Amended GBHC Certificate, as restated (a copy of which is annexed as Exhibit 6)), and to take such actions as may be necessary or appropriate to effectuate and further evidence the terms and conditions of the Committee/High River Plan. All transactions that are required to occur on the Effective Date under the terms of the Committee/High River Plan shall be deemed to have occurred simultaneously, except the approval of the High River Stock Purchase Agreement as provided for above, which approval shall be deemed to have occurred immediately prior to all other transactions authorized herein. The Old Notes Trustee shall deliver in recordable form all


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



documents or instruments reasonably requested by the Debtors or the Reorganized Debtors to cancel of record all mortgages, liens, security interests, and encumbrances on any Collateral for the Old Notes.

        8. Except as otherwise set forth the Committee/High River Plan, subject to the provisions of and for the purposes of distributions in accordance with the Committee/High River Plan, all property of the Estates, including all Causes of Action, shall revest in the Reorganized Debtors on the Effective Date. Such revested property shall be free and clear of all liens, claims, encumbrances, and interests, except as otherwise provided in the Committee/High River Plan. The Reorganized Debtors shall be authorized to prosecute all Causes of Action after the Effective Date.

        9. Pursuant to Section 1141 of the Bankruptcy Code, all Claims against or Interests in the Debtors will be discharged and deemed satisfied upon the Effective Date. As of the Effective Date, all Entities that have held, currently hold, or may hold a Claim against the Debtors affected by the Committee/High River Plan are enjoined from taking any actions to collect or recover in any manner on account of any such Claims from any or all of the Assets, except as otherwise provided in the Committee/High River Plan. The Unsecured Creditors Fund Administrator and all General Unsecured Creditors will have no recourse against the Reorganized Debtors, their Estates, or the Proponents after the Effective Date, except for payments for reimbursement of expenses allowed by the Court up to an aggregate of $200,000 related to the administration of the Unsecured Creditors Fund pursuant to Section 2.04 of the Committee/High River Plan.

        10. Entry of this Order and the occurrence of the Effective Date shall ratify all transactions effected by the Debtors and the Proponents from and including the Petition Date through the Effective Date.

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


        11. From and after the entry of this Order, the Debtors and the Reorganized Debtors shall have the powers and exercise the duties, as set forth in Section 1123(b)(3) of the Bankruptcy Code, to retain, enforce, settle, and prosecute all Causes of Action.


        12. Pursuant to Section 1146(c) of the Bankruptcy Code, the issuance, transfer or exchange of securities or other property under the Committee/High River Plan; the creation, transfer, filing or recording of any mortgage, deed of trust, financing statement, or other security interest; or the making, delivery, filing, or recording of any deed or other instrument of transfer under, in furtherance of, or in connection with the Committee/High River Plan, shall not be subject to any stamp tax, real estate tax, conveyance, filing or transfer fees, mortgage, recording, or other similar tax, or other government assessment. All recording officers and other entities whose duties include recordation of documents lodged for recording shall record, file, and accept such documents delivered under the Committee/High River Plan without the imposition of any charge, fee, governmental assessment, or tax.

        13. Pursuant to Section 1125(e) of the Bankruptcy Code, the Debtors, the Proponents, and their respective professionals and representatives are not liable on account of their solicitation of acceptances of the Committee/High River Plan and the issuance, offer, purchase, or sale of securities thereunder in good faith and in compliance with the Bankruptcy Code for any violation of applicable law, rule, or regulation governing the solicitation of acceptances of a plan of reorganization or the issuance, offer, purchase, or sale of securities.

        14. Subject to the satisfaction of the Regulatory Conditions and pursuant to Section 1145 of the Bankruptcy Code, (a) the securities issued under and pursuant to the Committee/High River Plan are exempt from Section 5 of the Securities Act of 1933, as amended (the "Securities Act"), and any state or local law requiring registration for the offer or the sale of securities or the registration of the issuer; and (b) the resale of securities issued under

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

and pursuant to the Committee/High River Plan is exempt from Section 5 of the Securities Act and any state or local law requiring registration prior to the offer or the sale of securities to the fullest extent permitted by applicable law. 15. Except as otherwise set forth in the Committee/High River Plan, on and after the Effective Date, all persons and entities that have held, hold, or may hold: (a) any Claim against or Interest in the Debtors are permanently enjoined from and against (i) commencing or continuing in any manner any suit, action or other proceeding of any kind against the Debtors, the Reorganized Debtors, or the Estates with respect to any such Claim or Interest, (ii) the enforcement, attachment, collection, or recovery by any manner or means of any judgment, award, decree, or order against the Debtors, the Reorganized Debtors, or the Estates, (iii) creating, perfecting, or enforcing any lien or encumbrance of any kind against the Debtors, the Reorganized Debtors, or the Estates, or against any of their properties or interests in property with respect to such Claim or Interest, and (iv) asserting any right of setoff, subrogation, or recoupment, of any kind, against any obligation due from the Debtors, the Reorganized Debtors, or against any property or interest in property of the Debtors or the Reorganized Debtors with respect to any such Claim or Interest; and (b) any Claim, right, action, cause of action against or Interest in the Debtors, the Reorganized Debtors, or the Estates are permanently enjoined from and against commencing or continuing any suit, action, or proceeding against, asserting or attempting to recover any Claim against or Interest in, or otherwise affecting the Debtors, the Reorganized Debtors, or the Estates with respect to any matter that is the subject of the Committee/High River Plan.



        16. As of the Effective Date, the Committee/High River Plan shall be binding upon and shall inure to the benefit of the Debtors, the Reorganized Debtors, the Holders of all Claims and Interests, and their respective successors and assigns, and shall bind each of the

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


Holders of Claims and Interests to the terms and conditions of the Committee/High River Plan, regardless of whether such Holder has accepted the Committee/High River Plan.

        17. Following the Effective Date, the Bankruptcy Court shall retain and have jurisdiction for the following purposes: (i) to adjudicate all controversies concerning the classification or allowance of any Claims or Interests; (ii) to liquidate, allow, or disallow any Claims which are disputed, contingent, or unliquidated; (iii) to determine any and all objections to the allowance of Claims or Interests, or counterclaims to any Claim; (iv) to determine any and all applications for allowance of compensation and reimbursement of expenses and any other fees and expenses authorized to be paid or reimbursed under the Bankruptcy Code or the Committee/High River Plan; (v) to determine any applications pending on the Effective Date for the rejection or assumption of executory contracts or unexpired leases or for the assumption and assignment, as the case may be, of executory contracts or unexpired leases to which any Debtor is a party or with respect to which it may be liable, and to hear and determine, and if need be to liquidate, any and all Claims arising therefrom; (vi) to adjudicate any actions brought by the Debtors on any Causes of Action, at any time prior to expiration of the relevant statute of limitations; (vii) to determine any and all applications, adversary proceedings, and contested or litigated matters that may be pending on the last date for objections to Claims; (viii) to consider any modifications of the Committee/High River Plan, remedy any ambiguity, defect or omission or reconcile any inconsistency in any Order of this Court, including this Order, to the extent authorized by the Bankruptcy Code; (ix) to determine all controversies, suits and disputes that may arise in connection with the interpretation, enforcement, or consummation of the Committee/High River Plan; (x) to consider and act on the compromise and settlement of any Claim or cause of action by or against the Debtors or the Estates, including, but not limited to, determining all controversies, suits, and disputes that may arise in connection with the

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


interpretation, enforcement, or consummation of such compromises and settlements previously approved by the Bankruptcy Court or that may be approved in the future; (xi) to issue orders in aid of execution of the Committee/High River Plan to the extent authorized by Section 1142 of the Bankruptcy Code; (xii) to determine such other matters as may be set forth in this Order or that may arise in connection with the Committee/High River Plan or this Order; (xiii) to adjudicate disputes over the issuance of New Notes or New Common Stock to Holders of Allowed Claims; and (xiv) to administer the ADR Procedure.

        18. This Order shall not be subject to a stay pursuant to Bankruptcy Rule 3020(e).


Dated: August 11, 2000


                                         /s/ Judith H. Wizmur
                                         ------------------------------------
                                         UNITED STATES BANKRUPTCY JUDGE


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